LETTER OF TRANSMITTAL
                              for
       $1.98 No Par Serial Preferred Stock, Series 1992
                              of
                          PACIFICORP

         The Exchange Offer Will Expire at 5:00 P.M.,
                      New York City Time,
               on May __, 1995, Unless Extended
             (the "Expiration Date") by PacifiCorp

                        Exchange Agent:

                     The Bank of New York

 By Hand or Overnight Courier:              By Mail:
     The Bank of New York             The Bank of New York
      101 Barclay Street                  PO Box 11248
      New York, NY  10286             Church Street Station
Attention:  Tender and Exchange        New York, NY  10286
  Receive and Deliver Window,        Attention:  Tender and
         Street Level                       Exchange

                         By Facsimile:
               (for Eligible Institutions only)
                        (212) 815-6213
            Confirm Receipt of Notice of Guaranteed
                    Delivery by Telephone:
                        (800) 507-9357

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER
THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    The undersigned acknowledges receipt of the Prospectus dated April ___, 1995 (the "Prospectus") of PacifiCorp (the "Company") which, together with this Letter of Transmittal (the "Letter of Transmittal"), describes the Company's offer (the "Exchange Offer") to exchange up to $125,000,000 aggregate principal amount of its ___% Quarterly Income Debt Securities (QUIDSSM) (Junior Subordinated Deferrable Interest Debentures, Series A, due 2025) (the "Debentures") for up to all of the outstanding shares of its $1.98 No Par Serial Preferred Stock, Series 1992 (the "Series 1992 Preferred Stock"). Exchanges will be effected on the basis of $25 principal amount of Debentures (the minimum permitted denomination) for each share of Series 1992 Preferred Stock (liquidation preference $25 per share) validly tendered and accepted for exchange in the Exchange Offer.

    The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

       PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND
    THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

    THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL
MUST BE FOLLOWED.  QUESTIONS AND REQUESTS FOR ASSISTANCE
REGARDING THE EXCHANGE OFFER AND REQUESTS FOR ADDITIONAL COPIES
OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL AND FOR
NOTICES OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE
INFORMATION AGENT REFERRED TO BELOW.

                      Information Agent:
                           GEORGESON
                        & COMPANY INC.
                       Wall Street Plaza
                      New York, NY 10005
         Banks and Brokers call collect (212) 440-9800
                Call Toll Free:  (800) 223-2064

    List below the Series 1992 Preferred Stock to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Number(s) and Number of Shares should be listed on a separate signed schedule affixed hereto.

                 DESCRIPTION OF SERIES 1992 PREFERRED STOCK TENDERED HEREWITH
- ------------------------------------------------------------------------------------------
                                                             Number of
     Name(s) and Address(es)                                   Shares         Number of
     of Registered Holder(s)               Certificate     Represented by       Shares
        (Please fill in)                    Number(s)*     Certificate(s)*    Tendered**
- ------------------------------------------------------------------------------------------
                                       ---------------------------------------------------

                                       ---------------------------------------------------

                                       ---------------------------------------------------

                                       ---------------------------------------------------

                                       ---------------------------------------------------
                                       Total
- ------------------------------------------------------------------------------------------

*   Need not be completed by holders of Series 1992 Preferred Stock tendered by book-entry transfer.
**  Unless otherwise indicated, the holder will be deemed to have tendered the full number of shares of Series 1992 Preferred Stock represented by the tendered certificates.  See
    Instruction 2.

     This Letter of Transmittal is to be used either (i) if certificates for Series 1992 Preferred Stock are to be forwarded herewith or (ii) unless an Agent's Message (as defined in the Prospectus) is to be utilized, if delivery of Series 1992 Preferred Stock is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), Midwest Securities Trust Company ("MSTC") or Philadelphia Depository Trust Company ("PDTC") (each, a "Book-Entry Transfer Facility"), pursuant to the procedures set forth in "The Exchange Offer - Procedures for Tendering" in the Prospectus.

     Unless the context requires otherwise, the term "Holder" for purposes of this Letter of Transmittal means (i) any person in whose name Series 1992 Preferred Stock is registered on the books of the Company, (ii) any other person who has obtained a properly completed stock power from the registered holder or
(iii) any person whose Series 1992 Preferred Stock is held of record by any Book-Entry Transfer Facility who desires to deliver such Series 1992 Preferred Stock by book-entry transfer at such Book-Entry Transfer Facility.

     Holders whose Series 1992 Preferred Stock is not immediately available or who cannot deliver their Series 1992 Preferred Stock and all other documents required hereby to the Exchange Agent prior to the Expiration Date may tender their Series 1992 Preferred Stock according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer - Procedures for Tendering - Guaranteed Delivery."

      (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

/  /  CHECK HERE IF TENDERED SERIES 1992 PREFERRED STOCK IS
      BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT
      MAINTAINED BY THE EXCHANGE AGENT AT ONE OF THE BOOK-ENTRY
      TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution: __________________________

      Check applicable box:     /  /  DTC  /  /  MSTC  /  /
PDTC

      Account Number: _______  Transaction Code Number: _______

/  /  CHECK HERE IF TENDERED SERIES 1992 PREFERRED STOCK IS
      BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
      DELIVERY AND COMPLETE THE FOLLOWING:

      Name(s) of Registered Holder(s): ________________________
      Name of Eligible Institution
        that Guaranteed Delivery: _____________________________

      IF DELIVERED BY BOOK-ENTRY TRANSFER:

      Account Number: __________ at /  / DTC /  / MSTC /  / PDTC

      Transaction Code Number: _________________________________
      PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above-described Series 1992 Preferred Stock. Subject to, and effective upon, the acceptance for exchange of the Series 1992 Preferred Stock tendered herewith, the undersigned hereby exchanges, assigns and transfers to,or upon the order of, the Company all right, title and interest in and to such Series 1992 Preferred Stock. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent acts as the agent of the undersigned in connection with the Exchange Offer) to cause the Series 1992 Preferred Stock to be assigned, transferred and exchanged. The undersigned represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Series 1992 Preferred Stock and to acquire Debentures issuable upon the exchange of such tendered Series 1992 Preferred Stock, and that,when the Series 1992 Preferred Stock is accepted for exchange, the Company will acquire good and unencumbered title to the tendered Series 1992 Preferred Stock, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that the undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Series 1992 Preferred Stock or to transfer ownership of such Series 1992 Preferred Stock on the account books maintained by the applicable Book-Entry Transfer Facility. All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

      The Company has expressly reserved the right to amend or modify the terms of the Exchange Offer in any manner and to withdraw or terminate the Exchange Offer, at any time for any reason, including (without limitation) if fewer than 1,000,000 shares of Series 1992 Preferred Stock are tendered (which condition may be waived by the Company). The undersigned recognizes that as a result of the foregoing, the Company may not be required to exchange any of the Series 1992 Preferred Stock tendered hereby and, in such event, the Series 1992 Preferred Stock not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned. Tendered Series 1992 Preferred Stock may be withdrawn at any time prior to the Expiration Date and, unless accepted for exchange by the Company, may be withdrawn by written notice to the Exchange Agent at any time after 40 business days after the date of the Prospectus.

      Unless otherwise indicated under "Special Exchange Instructions," certificates for all Debentures delivered in exchange for tendered Series 1992 Preferred Stock and any Series 1992 Preferred Stock delivered herewith but not exchanged shall be registered in the name of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," certificates for all Debentures delivered in exchange for tendered Series 1992 Preferred Stock and any Series 1992 Preferred Stock delivered herewith but not exchanged shall be delivered to the undersigned at the address shown below the signature of the undersigned. If both "Special Exchange Instructions" and "Special Delivery Instructions" are completed, certificates for all Debentures delivered in exchange for tendered Series 1992 Preferred Stock and any Series 1992 Preferred Stock delivered herewith but not exchanged shall be registered in the name of the person indicated and delivered to the address shown in such instructions.

- ---------------------------------------------------------------
                       SOLICITED TENDERS
                     (See Instruction 12)

The Company will pay to any Soliciting Dealer, as defined in Instruction 12, a solicitation fee of $0.50 per share for each share of Series 1992 Preferred Stock tendered and exchanged pursuant to the Exchange Offer.

The tendering Holder represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm: _________________________________________________
                              (Please Print)

Name of Individual Broker or Financial Consultant: ____________

_______________________________________________________________

Identification Number (if known): _____________________________

Address: ______________________________________________________
                          (Include Zip Code)

The following to be completed ONLY if customers' shares held in nominee name are tendered.

Name of Beneficial Owner           Number of Shares Tendered
_____________________________     _____________________________
_____________________________     _____________________________
_____________________________     _____________________________
_____________________________     _____________________________
_____________________________     _____________________________

The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission thereunder, in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Exchange Offer; (iii) in soliciting tenders of shares of Series 1992 Preferred Stock it has used no soliciting materials other than those furnished by the Company; and (iv) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.
- ---------------------------------------------------------------

                 TENDERING HOLDER(S) SIGN HERE
          (Complete Accompanying Substitute Form W-9)

_______________________________________________________________

_______________________________________________________________
                    Signature of Holder(s)

Dated: _______________, 1995

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Series 1992 Preferred Stock or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.) See Instruction 3.

Name(s): ______________________________________________________

_______________________________________________________________
                        (Please Print)

Capacity (full title): ________________________________________

Address: ______________________________________________________

_______________________________________________________________
                     (Including Zip Code)

Area Code and Telephone No. ___________________________________

Taxpayer Identification No. ___________________________________

                   GUARANTEE OF SIGNATURE(S)
               (If Required - See Instruction 3)

Authorized Signature: _________________________________________

Name: _________________________________________________________

Title: ________________________________________________________

Address: ______________________________________________________

Name of Firm: _________________________________________________

Area Code and Telephone No. ___________________________________

Dated:  _______________, 1995



                 SPECIAL EXCHANGE INSTRUCTIONS
             (See Instructions 1, 2, 3, 4 and 11)

To be completed ONLY if the Debentures to be exchanged for Series 1992 Preferred Stock, or if certificates for shares of Series 1992 Preferred Stock not tendered or not accepted for exchange, are to be issued or recorded in the name of someone other than the tendering Holder.

/ / Record beneficial interest in the Debentures by book-entry transfer to:

/  /  Issue certificates for the Debentures to:

/ / Record beneficial interest in Series 1992 Preferred Stock by book-entry transfer to:

/ / Issue certificates for the Series 1992 Preferred Stock to:

Name(s): ______________________________________________________
                        (Please Print)

Address: ______________________________________________________

_______________________________________________________________

_______________________________________________________________
                     (Including Zip Code)

Taxpayer Identification No. ___________________________________

If recorded by book-entry transfer:
Name of Institution: __________________________________________
Account Number: _______________________________________________

                    at  /  / DTC  /  / MSTC  /  / PDTC


                 SPECIAL DELIVERY INSTRUCTIONS
                  (See Instructions 3 and 11)

To be completed ONLY if the Debentures to be exchanged for Series 1992 Preferred Stock, or if certificates for shares of Series 1992 Preferred Stock not tendered or not accepted for exchange, are to be mailed to someone other than the tendering Holder or to the tendering Holder at an address other than that shown below the undersigned's signature.

/  /  Mail Debentures and/or certificates to:

Name(s): ______________________________________________________
                        (Please Print)

Address: ______________________________________________________

_______________________________________________________________

_______________________________________________________________
                     (Including Zip Code)

                         INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

      1. Delivery of This Letter of Transmittal and Certificates. Certificates for all physically delivered Series 1992 Preferred Stock, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, or confirmation of any book-entry transfer to the Exchange Agent's account at one of the Book-Entry Transfer Facilities of Series 1992 Preferred Stock tendered by book-entry transfer (together with an Agent's Message or this Letter of Transmittal), must be received by the Exchange Agent at either of its addresses set forth herein prior to the Expiration Date.

      THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE SERIES 1992 PREFERRED STOCK AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED AND THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT ON OR BEFORE THE EXPIRATION DATE.

      Holders whose Series 1992 Preferred Stock is not immediately available or who cannot deliver their Series 1992 Preferred Stock and all other required documents to the Exchange Agent prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis may tender their Series 1992 Preferred Stock pursuant to the guaranteed delivery procedure set forth in the Prospectus under "The Exchange Offer - Procedures for Tendering - Guaranteed Delivery." Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined in Instruction 3); (ii) on or prior to the Expiration Date the Exchange Agent must have received from such Eligible Institution a letter, telegram or facsimile transmission setting forth the name and address of the tendering Holder, the name(s) in which such Series 1992 Preferred Stock is registered and, if possible, the certificate number(s) of the Series 1992 Preferred Stock to be tendered; and (iii) all tendered Series 1992 Preferred Stock as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal, or a confirmation of any book-entry transfer of such Series 1992 Preferred Stock into the Exchange Agent's account at one of the Book-Entry Transfer Facilities (together with an Agent's Message or this Letter of Transmittal), must be received by the Exchange Agent within five New York Stock Exchange trading days after the date of execution of such letter, telegram or facsimile transmission, all as provided in the Prospectus under the caption "The Exchange Offer - Procedures for Tendering - Guaranteed Delivery."

      Alternative, conditional, irregular or contingent tenders are subject to rejection. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Series 1992 Preferred Stock for exchange.

      2. Partial Tenders; Withdrawals. If less than the entire number of shares of Series 1992 Preferred Stock evidenced by a submitted certificate is tendered, the tendering Holder must fill in the number of shares of Series 1992 Preferred Stock tendered in the box entitled "Number of Shares Tendered." A newly issued certificate for Series 1992 Preferred Stock submitted but not tendered will be sent to such Holder (unless otherwise provided in the appropriate box on this Letter of Transmittal) as soon as practicable after the Expiration Date. All Series 1992 Preferred Stock delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

      Tenders of Series 1992 Preferred Stock pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date and, unless accepted for exchange by the Company, may be withdrawn at any time after 40 business days after the date of the Prospectus. To be effective, a written notice of withdrawal delivered by mail, hand delivery or facsimile transmission must be timely received by the Exchange Agent. Any such notice of withdrawal must specify (i) the Holder named in the Letter of Transmittal as having tendered Series 1992 Preferred Stock to be withdrawn, (ii) if the Series 1992 Preferred Stock is held in certificated form, the certificate number(s) of the Series 1992 Preferred Stock to be withdrawn, (iii) a statement that such Holder is withdrawing its election to have such Series 1992 Preferred Stock exchanged and (iv) the name of the registered Holder of such Series 1992 Preferred Stock, and must be signed by such Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Series 1992 Preferred Stock being withdrawn. The Exchange Agent will return properly withdrawn Series 1992 Preferred Stock promptly following receipt of notice of withdrawal. If Series 1992 Preferred Stock has been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at a Book-Entry Transfer Facility to be credited with the withdrawn Series 1992 Preferred Stock and otherwise comply with such Book-Entry Transfer Facility's procedures. All questions as to the validity of notice of withdrawal, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties. Withdrawals of tenders of Series 1992 Preferred Stock may not be rescinded and any Series 1992 Preferred Stock withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. Properly withdrawn Series 1992 Preferred Stock, however, may be retendered by following the procedures therefor at any time prior to the Expiration Date.

      3. Signature on This Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered Holder(s) of the Series 1992 Preferred Stock tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for Series 1992 Preferred Stock, without alteration, enlargement or any change whatsoever.

      If any of the Series 1992 Preferred Stock tendered hereby is owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

      If a number of shares of Series 1992 Preferred Stock registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Series 1992 Preferred Stock.

      When this Letter of Transmittal is signed by the registered Holder or Holders of Series 1992 Preferred Stock listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

      If this Letter of Transmittal is signed by a person other than the registered Holder(s) of the Series 1992 Preferred Stock listed, such Series 1992 Preferred Stock must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered Holder(s), in either case signed exactly as the name(s) of the registered Holder(s) appear(s) on the Series 1992 Preferred Stock.

      If this Letter of Transmittal, any certificates for Series 1992 Preferred Stock or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

      Endorsements on certificates for Series 1992 Preferred Stock or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by a financial institution (including most banks, savings and loans associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, The New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (any of the foregoing hereinafter referred to as an "Eligible Institution").

      Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Series 1992 Preferred Stock is tendered (i) by a registered Holder of such Series 1992 Preferred Stock or (ii) for the account of an Eligible Institution.

      4. Transfer Taxes. The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of Series 1992 Preferred Stock pursuant to the Exchange Offer.
If, however, certificates representing Debentures, or shares of Series 1992 Preferred Stock not tendered or accepted for exchange, are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder(s) of the Series 1992 Preferred Stock tendered hereby, or if a transfer tax is imposed for any reason other than the transfer and exchange of Series 1992 Preferred Stock pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder(s) or any other person(s)) will be payable by the tendering Holder(s). If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder(s).

      Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the certificates for Series 1992 Preferred Stock listed in this Letter of Transmittal.

      5. Extensions, Amendments and Termination. The Company expressly reserves the right to amend or modify the terms of the Exchange Offer in any manner and to withdraw or terminate the Exchange Offer and not accept for exchange any Series 1992 Preferred Stock, at any time for any reason, including (without limitation) if fewer than 1,000,000 shares of Series 1992 Preferred Stock are tendered (which condition may be waived by the Company).

      6. Mutilated, Lost, Stolen or Destroyed Certificates. Any Holder whose certificates for Series 1992 Preferred Stock have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated below for further instructions.

      7. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal and for Notices of Guaranteed Delivery, may be directed to the Exchange Agent at the addresses and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to Georgeson & Company Inc., the Information Agent for the Exchange Offer, at Wall Street Plaza, New York, NY 10005, telephone (800) 223-2064.

      8. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of Letters of Transmittal or Series 1992 Preferred Stock will be resolved by the Company, whose determination will be final and binding on all parties. The Company reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance for exchange of which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in the tender of any Series 1992 Preferred Stock covered by any Letter of Transmittal.
None of the Company, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Company's interpretation of the terms and conditions of the Exchange Offer (including these Instructions) will be final and binding on all parties.

      9. Substitute Form W-9. Except as described below under "Important Tax Information," federal income tax laws require each tendering Holder to provide the Company with a correct taxpayer identification number ("TIN") on the Substitute Form W-9 which is provided below, and to indicate whether or not the Holder is subject to backup withholding by crossing out item
(2) in Part 2 on the Substitute Form W-9 if the holder is currently subject to backup withholding. Failure to provide the information on the Form or to cross out item (2) in Part 2 of the Form (if applicable) may subject the tendering Holder to 31% federal income tax withholding on payments made to the holder. The box in Part 3 of the Form may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Holder is not provided with a TIN within sixty (60) days, the Company will withhold 31% on all such payments thereafter until a TIN is provided to the Company.

      10. Withholding on Foreign Holders in Connection with the Exchange Offer. United States federal withholding tax generally will be withheld from the gross proceeds payable to a holder that is a non-United States person (a "foreign holder") (including Debentures that such foreign holder would otherwise be entitled to receive) unless such foreign holder provides the Exchange Agent with a Foreign Holder Certification, in form and substance satisfactory to the Company, in which such holder certifies that such holder's exchange of Series 1992 Preferred Stock for Debentures pursuant to the Exchange Offer qualifies as a sale or exchange, rather than as a distribution taxable as a dividend, for federal income tax purposes (as described in "Certain Federal Tax Considerations for Non-United States Persons -- Exchange of Series 1992 Preferred Stock for Debentures" in the Prospectus), and such holder agrees that it will provide additional information to the Company if necessary to demonstrate such qualification and that it will reimburse the Company if it is determined that federal withholding tax was due. The withholding rate is ordinarily 30% unless the foreign holder is eligible for a reduced tax treaty rate with respect to dividend income, in which case withholding will be made at the reduced tax treaty rate, or the foreign holder otherwise establishes to the satisfaction of the withholding agent that such holder is exempt from tax on such exchange (e.g., by certifying to the withholding agent on IRS Form 8709 as to such holder's status as a foreign government). For this purpose, a non-United States person is any person that is not
(i) an individual citizen or resident of the United States,
(ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or (iii) any estate or trust the income of which is subject to United States federal income taxation regardless of the source of such income. Copies of the Foreign Holder Certification are available from the Exchange Agent. A shareholder's status as a foreign holder and eligibility for a reduced tax treaty rate of withholding will be determined by reference to the shareholder's address and to any outstanding certificates (i.e., Form W-8 or substitute) or statements concerning eligibility for a reduced rate of withholding, unless facts and circumstances indicate that reliance is not warranted. EACH FOREIGN HOLDER SHOULD CONSULT WITH THE HOLDER'S TAX ADVISOR REGARDING THE FOREGOING.

      A holder that exchanges Series 1992 Preferred Stock for Debentures on behalf of a beneficial owner that is a non-United States person will be responsible for determining whether or not, and what rate of, withholding is required on such exchange and for obtaining any required forms or certifications from such beneficial owner.

      A foreign holder may be eligible to obtain from the U.S. Internal Revenue Service a refund of any tax withheld if such shareholder meets one of the three tests for sale or exchange treatment described in "Certain Federal Tax Considerations for Non-United States Persons -- Exchange of Series 1992 Preferred Stock for Debentures" in the Prospectus or otherwise is able to establish that no tax (or a reduced amount of tax) was due.

      11. Special Exchange and Delivery Instructions. If the Debentures to be exchanged for Series 1992 Preferred Stock, or if certificates for shares of Series 1992 Preferred Stock not tendered or accepted for exchange, are to be issued or recorded in the name of someone other than the tendering Holder, the tendering Holder must fill in the information in the box entitled "Special Exchange Instructions." If the Debentures to be exchanged for Series 1992 Preferred Stock, or if certificates for shares of Series 1992 Preferred Stock not tendered or accepted for exchange, are to be mailed to someone other than the tendering Holder or to the tendering Holder at an address other than that appearing below the tendering Holder's signature, the tendering Holder must fill in the information in the box entitled "Special Delivery Instructions."

      12. Solicited Tenders. The Company will pay a solicitation fee of $0.50 per share on any shares of Series 1992 Preferred Stock tendered and accepted for exchange pursuant to the Exchange Offer covered by this Letter of Transmittal that designates, in the box captioned "Solicited Tenders," as having solicited and obtained the tender, the name of (i) any broker or dealer in securities, including the Dealer Managers in their capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of shares by a Holder unless, except in the case of an Agent's Message, the Letter of Transmittal accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a tendering Holder (other than itself). Soliciting Dealers are not entitled to any such fee for any Series 1992 Preferred Stock tendered for their own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of the Company, the Exchange Agent, the Information Agent or the Dealer Managers for purposes of the Exchange Offer.

      13. Definitions. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

      IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH CERTIFICATES FOR SERIES 1992 PREFERRED STOCK AND ALL OTHER REQUIRED DOCUMENTS) OR CONFIRMATION OF BOOK-ENTRY TRANSFER (TOGETHER WITH AN AGENT'S MESSAGE OR THIS LETTER OF TRANSMITTAL) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.


                   IMPORTANT TAX INFORMATION

      Under federal income tax laws, a holder whose tendered Series 1992 Preferred Stock is accepted for exchange is required to provide the Company with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below. If a holder is an individual, the TIN is such holder's social security number. If the Company is not provided with the correct TIN, such holder may be subject to a penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder with respect to Debentures acquired pursuant to the Exchange Offer may be subject to backup withholding.

      If backup withholding applies, the Company is required to withhold 31% of all payments made to such holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

      To prevent backup withholding on payments that are made to a holder with respect to Debentures, such holder is required to notify the Company of such holder's correct TIN by completing the Form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and whether or not (i) such holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding.

      Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. A corporation must, however, complete the Substitute Form W-9, including providing its TIN (unless it is a foreign corporation that does not have a TIN) and indicating that it is exempt from backup withholding, in order to establish its exemption from backup withholding. A foreign corporation or individual, or other foreign person, must submit a statement (i.e., Form W-8 or substitute), signed under penalties of perjury, attesting to such person's status as a non-United States person. Such statements can be obtained from the Exchange Agent.

      See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

- -----------------------------------------------------------------------------------------------
PAYER'S NAME:  THE BANK OF NEW YORK
- -----------------------------------------------------------------------------------------------
Substitute                     Part 1 - PLEASE PROVIDE     ____________________________________
Form W-9                       YOUR TIN IN THE BOX AT            Social Security Number
(See Instruction 9)            RIGHT AND CERTIFY BY        OR
Please fill in your            SIGNING AND DATING          ____________________________________
name and address below         BELOW                          Employer Identification Number
                               ----------------------------------------------------------------
___________________________    Part 2 - Certification - Under Penalties
Name                           of Perjury, I certify that:                   Part 3 -
                               (1)  The number shown in this form is
___________________________         my correct Taxpayer Identification
Address (number and street)         Number (or I am waiting for a            Awaiting TIN /  /
                                    number to be issued to be) and
___________________________    (2)  I am not subject to backup withholding   ------------------
City, State and Zip Code            because (a) I am exempt from backup
                                    withholding or (b) I have not been       Part 4 -
Department of the Treasury          notified by the Internal Revenue
Internal Revenue Service            Service ("IRS") that I am subject to
                                    withholding as a result of failure to    Exempt       /  /
Payer's Request for Taxpayer        report all interest or dividends or
Identification Number (TIN)         (c) the IRS has notified me that I am
                                    no longer subject to backup withholding.
                               ----------------------------------------------------------------
                               Certification Instructions - You must cross out item (2) in
                               Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.  However, if after being
                               notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).  If you are exempt from backup withholding, check the box in Part 4 above.

                               SIGNATURE _____________________________ DATE _____________, 1995
- -----------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.


YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

- ---------------------------------------------------------------
             CERTIFICATE OF TAXPAYER AWAITING TIN

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either
(a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

_______________________________________________________________
                           Signature

_______________________________________________________________
                             Date

     Guidelines for Certification of Taxpayer Identification
                  Number on Substitute Form W-9


Section references are to the Internal Revenue Code.

       Purpose of Form. - A person who is required to file an information return with the Internal Revenue Service (the "IRS") must obtain your correct Taxpayer Identification Number ("TIN") to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property or contributions you made to an Individual Retirement Account ("IRA"). Use Form W-9 to furnish your correct TIN to the requester (the person asking you to furnish your TIN) and, when applicable, (1) to certify that the TIN you are furnishing is correct (or that you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding and (3) to claim exemption from backup withholding if you are an exempt payee. Furnishing your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

       Note: If a requester gives you a form other than a W-9 to request your TIN, you must use the requester's form.

       How To Obtain a TIN. - If you do not have a TIN, apply for one immediately. To apply, get Form SS-5, Application for a Social Security Card (for individuals), from your local office of the Social Security Administration, or Form SS-4,
Application for Employer Identification Number (for businesses and all other entities), from your local IRS office.

       To complete Form W-9 if you do not have a TIN, write "Applied for" in the space for the TIN in Part I (or check the box in Part 3 of Substitute Form W-9), sign and date the form, and give it to the requester. Generally, you must obtain a TIN and furnish it to the requester by the time of payment. If the requester does not receive your TIN by the time of payment, backup withholding, if applicable, will begin and continue until you furnish your TIN to the requester.

       Note: Writing "Applied for" (or checking the box in Part 3 of the Substitute Form W-9) on the form means that you have already applied for a TIN or that you intend to apply for one in the near future.

       As soon as you receive your TIN, complete another Form
W-9, include your TIN, sign and date the form, and give it to the requester.

       What Is Backup Withholding? - Persons making certain payments to you after 1992 are required to withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee compensation and certain payments from fishing boat operators, but do not include real estate transactions.

       If you give the requester your correct TIN, make the appropriate certifications and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

           1.  You do not furnish your TIN to the requester, or

           2. The IRS notifies the requester that you furnished an incorrect TIN, or

           3. You are notified by the IRS that you are subject to backup withholding because you failed to report all your interest and dividends on your tax return (for reportable interest and dividends only), or

           4. You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

           5. You do not certify your TIN. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive in 1983.

       Except as explained in 5 above, other reportable payments are subject to backup withholding only if 1 or 2 above applies. Certain payees and payments are exempt from backup withholding and information reporting. See Payees and Payments Exempt From Backup Withholding, below, and Example Payees and Payments under Specific Instructions, below, if you are an exempt payee.

       Payees and Payments Exempt From Backup Withholding. - The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.

       (1) A corporation. (2) An organization exempt from tax under Section 501(a), or an IRA, or a custodial account under section 403(b)(7). (3) The United States or any of its agencies or instrumentalities. (4) A state, the District of Columbia, a possession of the United States or any of their political subdivisions or instrumentalities. (5) A foreign government or any of its political subdivisions, agencies or instrumentalities. (6) An international organization or any of its agencies or instrumentalities. (7) A foreign central bank of issue. (8) A dealer in securities or commodities required to register in the United States or a possession of the United States. (9) A futures commission merchant registered with the Commodity Futures Trading Commission. (10) A real estate investment trust. (11) An entity registered at all times during the tax year under the Investment Company Act of 1940.
(12) A common trust fund operated by a bank under section 584(a). (13) A financial institution. (14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Securities, Inc., Nominee List. (15) A trust exempt from tax under section 664 or described in section 4947.

       Payments of dividend and patronage dividends generally not subject to backup withholding include the following:

       -- Payments to nonresident aliens subject to withholding under section 1441.

       -- Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.

       --  Payments of patronage dividends not paid in money.

       --  Payments made by certain foreign organizations.

Payments of interest generally not subject to backup withholding include the following:

       -- Payments of interest on obligations issued by individuals.

       Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct TIN to the payer.

       -- Payments of tax-exempt interest (including except-interest dividends under section 852).

       -- Payments described in section 6049(b)(5) to nonresident aliens.

       --  Payments on tax-free covenant bonds under section
           1451.

       --  Payments made by certain foreign organizations.

       --  Mortgage interest paid by you.

       Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and
6050N, and their regulations.

Penalties

       Failure To Furnish TIN. - If you fail to furnish your correct TIN to a requester, you will be subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

       Civil Penalty for False Information With Respect to
Withholding. - If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

       Criminal Penalty for Falsifying Information. - Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

       Misuse of TINs. - If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

       Name. - If you are an individual, you must generally provide the name shown on your Social Security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your Social Security card and your new last name.

       If you are a sole proprietor, you must furnish your individual name and either your SSN or EIN. You may also enter your business name or "doing business as" name on the business name line. Enter your name(s) as shown on your Social Security card and/or as it was used to apply for your EIN on Form SS-4.

Signing the Certification

       1. Interest, Dividend, Broker and Barter Exchange Accounts Opened Before 1984 and Broker Accounts Considered Active During
1983. You are required to furnish your correct TIN, but you are not required to sign the certification.

       2. Interest, Dividend, Broker, and Barter Exchange Accounts Opened After 1983 and Broker Accounts Considered Inactive During 1983. You must sign the certification or else backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

       3. Real Estate Transactions. You must sign the certification. You may cross out item 2 of the certification.

       4. Other Payments. You are required to furnish your correct TIN, but you are not required to sign the certification unless you have been notified of an incorrect TIN. Other payments include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services, payments to a nonemployee for services (including attorney and accounting fees) and payments to certain fishing boat crew members.

       5.  Mortgage Interest Paid by You, Acquisition or
Abandonment of Secured Property or IRA Contributions. You are required to furnish your correct TIN, but you are not required to sign the certification.

       6. Exempt Payees and Payments. If you are exempt from backup withholding, you should complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write 'EXEMPT" in the block in Part II and sign and date the form. If you are a nonresident alien or foreign entity not subject to backup withholding, give the requester a completed Form W-8, Certificate of Foreign Status.

       7. TIN "Applied for." Follow the instructions under How to Obtain a TIN on page 1, and sign and date this form.

       Signature. - For a joint account, only the person whose TIN is shown in Part I should sign.

       Privacy Act Notice. - Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

What Name and Number To Give the Requester
For this type of account:                                  Give name and SSN of:
    1.  Individual. . . . . . . . . . . . . . . . . .      The individual

    2.  Two or more individuals (joint account) . . .      The actual owner of the
                                                           account or, if combined
                                                           funds, the first individual
                                                           on the account (1)
    3.  Custodian account of a minor (Uniform Gift
        to Minors Act). . . . . . . . . . . . . . . .      The minor (2)

    4.  a.  The usual revocable savings trust
            (grantor is also trustee) . . . . . . . .      The grantor-trustee (1)

        b.  So-called trust account that is not a legal
            or valid trust under state law. . . . . .      The actual owner (1)

    5.  Sole proprietorship . . . . . . . . . . . . .      The owner (3)

For this type of account:                                  Give name and EIN of:

    6.  Sole proprietorship . . . . . . . . . . . . .      The owner (3)

    7.  A valid trust, estate or pension trust. . . .      Legal entity (4)

    8.  Corporate . . . . . . . . . . . . . . . . . .      The corporation

    9.  Association, club, religious, charitable, educational
        or other tax-exempt organization. . . . . . .      The organization

    10. Partnership . . . . . . . . . . . . . . . . .      The partnership

    11. A broker or registered nominee. . . . . . . .      The broker or nominee

    12. Account with the Department of Agriculture in
        the name of a public entity (such as a state
        or local government, school district or prison)
        that receives agriculture program payments. .      The public entity
_____________

(1)    List first and circle the name of the person whose number you furnish.

(2)    Circle the minor's name and furnish the minor's SSN.

(3)    Show your individual name. You may also enter your business name.  You may use your
       SSN or EIN.

(4)    List first and circle the name of the legal trust, estate or pension trust.  (Do not furnish the
       TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:  If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.
